UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 3, 2006
                                                        (November 1, 2006)


                           SYNAGRO TECHNOLOGIES, INC.
                           --------------------------

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054
                         ------------------------------


DELAWARE                                                  88-0219860
-------------------------------                          --------------------
(State or other jurisdiction of                           (IRS Employer
Incorporation or organization)                            Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

         On November 1, 2006, Synagro Technologies, Inc. (the "Company") issued a press release announcing its results of operations for the nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01. Exhibits

(c)      Exhibits

99.1 Press release dated November 1, 2006, issued by the Company announcing third quarter 2006 results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  November 3, 2006

                           SYNAGRO TECHNOLOGIES, INC.

                           By:                 /s/ J. PAUL WITHROW
                                ----------------------------------------------
                                        (Senior Executive Vice President &
                                             Chief Financial Officer)

                                  EXHIBIT INDEX


99.1 Press release dated November 1, 2006, issued by the Company announcing third quarter 2006 results.